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                                                                   Exhibit 10.29

                      CIT BUSINESS CREDIT T: 213 613-2500
                      300 South Grand Avenue
                      Los Angeles, California 90071




                                  WAIVER LETTER


February 28, 2005


Diamond Triumph Auto Glass, Inc.
220 Division Street
Kingston, PA 18704

Gentlemen:

We refer to the Financing Agreement between us dated March 27, 2000, as amended (the "Financing Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as specified therein unless otherwise specifically defined herein.

You have advised us that: you are, or may be, in violation of the financial covenants set forth in Section (a), Paragraph 9 of the Financing Agreement, as amended on November 15, 2004, for the fiscal periods ending January 31, 2005 and February 28, 2005.

This letter is to confirm our agreement that, solely with respect to said fiscal periods, the foregoing violations and/or breaches of the Financing Agreement shall not be deemed to be Defaults and/or Events of Default under the Financing Agreement.

In consideration of our execution of this Waiver Letter, you agree to pay us an Accommodation Fee of $10,000.00. Such fee shall be due and payable in full on the date hereof and may, at our option, be charged to your Revolving Loan Account on the due date thereof.

Except to the extent set forth herein, no other waiver of, or change in any of the terms, Provisions or conditions of the Financing Agreement is intended or implied. This agreement shall not constitute a waiver of any other existing Defaults or Events of Default under the Financing Agreement (whether or not we have knowledge thereof), and shall not constitute a waiver of any future Defaults or Events of Default whatsoever.

THIS LETTER, TOGETHER WITH THE FINANCING AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN YOU AND US WITH RESPECT TO THE RESPECTIVE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN YOU AND US.

If the foregoing is in accordance with your understanding of our agreement, kindly so indicate


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Diamond Triumph Auto Glass, Inc.
February 28, 2005
Page 2


by signing and returning the enclosed copy of this letter.

The effectiveness of this letter is expressly conditioned on us receiving an original counterpart to this letter duly executed by you no later than March 7, 2005.

Very truly yours,

THE CIT GROUP/BUSINESS
CREDIT, INC.

By: /s/ Bansree Parikh
Title: Assistant Vice President

Read and Agreed to:

DIAMOND TRIUMPH AUTO GLASS, INC.

By: /s/ Douglas Boyle
Title: VP - Finance